   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 11, 2001

                                                      REGISTRATION NO. 333-73912
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------


                               AMENDMENT NO. 2 TO
                                    FORM S-3

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           --------------------------

                             DRS TECHNOLOGIES, INC.
             (Exact name of Registrant as Specified in its Charter)

           DELAWARE                                                13-2632319
 (State or other jurisdiction                                   (I.R.S. Employer
              of                                             Identification Number)
incorporation or organization)

                   5 SYLVAN WAY, PARSIPPANY, NEW JERSEY 07054
                                 (973) 898-1500
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                            NINA LASERSON DUNN, ESQ.
                   EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL
                                 AND SECRETARY
                             DRS TECHNOLOGIES, INC.
                                  5 SYLVAN WAY
                          PARSIPPANY, NEW JERSEY 07054
                                 (973) 898-1500

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

                           --------------------------

                                   COPIES TO:

            DAVID J. GOLDSCHMIDT, ESQ.                                    PAUL JACOBS, ESQ.
     Skadden, Arps, Slate, Meagher & Flom LLP                           STEVEN I. SUZZAN, ESQ.
                Four Times Square                                    Fulbright & Jaworski L.L.P.
             New York, New York 10036                                      666 Fifth Avenue
                  (212) 735-3000                                       New York, New York 10103
                                                                            (212) 318-3000

                           --------------------------

    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. / /
    If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. / /
    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If this form is a post-effective amendment filed pursuant to rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /
    If delivery of the prospectus is expected to be made pursuant to rule 434, please check the following box. / /

                           --------------------------

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

Securities and Exchange Commission filing fee...............  $ 27,799
NASD Filing Fee.............................................    11,620
American Stock Exchange Filing fee..........................    17,500
Printing....................................................   150,000
Legal fees and expenses.....................................   300,000
Accounting fees and expenses................................   170,000
Miscellaneous...............................................    23,081
                                                              --------
    Total...................................................  $700,000
                                                              ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

    Set forth below is a description of certain provisions of the Restated Certificate of Incorporation, as amended (the "Restated Certificate of Incorporation"), of DRS Technologies, Inc. (the "Company") the Bylaws (the "Bylaws") of the Company and the General Corporation Law of the State of Delaware, as such provisions relate to the indemnification of the directors and officers of the Company. This description is intended only as a summary and is qualified in its entirety by reference to the Restated Certificate of Incorporation, the Bylaws, and the General Corporation Law of the State of Delaware.

    The Company's Restated Certificate of Incorporation provides that the Company shall, to the full extent permitted by Sections 102 and 145 of the General Corporation Law of the State of Delaware, as amended from time to time, indemnify all persons whom it may indemnify pursuant thereto and eliminates the personal liability of its directors to the full extent permitted by
Section 102(b)(7) of the General Corporation Law of the State of Delaware, as amended from time to time.

    Section 145 of the General Corporation Law of the State of Delaware permits a corporation to indemnify its directors and officers against expenses (including attorney's fees), judgments, fines and amounts paid in settlements actually and reasonably incurred by them in connection with any action, suit or proceeding brought by third parties, if such directors or officers acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. In a derivative action, i.e., one by or in the right of the corporation, indemnification may be made only for expenses actually and reasonably incurred by directors and officers in connection with the defense or settlement of an action or suit, and only with respect to a matter as to which they shall have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable for negligence or misconduct in the performance of his respective duties to the corporation, although the court in which the action or suit was brought may determine upon application that the defendant officers or directors are reasonably entitled to indemnity for such expenses despite such adjudication of liability.

    Section 102(b)(7) of the General Corporation Law of the State of Delaware provides that a corporation may eliminate or limit the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General

Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. No such provision shall eliminate or limit the ability of a director for any act or omission occurring prior to the date when such provision becomes effective.

ITEM 16. EXHIBITS.


     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
         1.1            Form of Underwriting Agreement
         3.1            Restated Certificate of Incorporation of the Company
                        [Registration Statement No. 2-70062-NY, Amendment No. 1,
                        Exhibit 2(a)]
         3.2            Certificate of Amendment of the Restated Certificate of
                        Incorporation of the Company, as filed July 7, 1983
                        [Registration Statement on Form 8-A of the Company, dated
                        July 13, 1983, Exhibit 2.2]
         3.3            Composite copy of the Restated Certificate of Incorporation of the Company, as amended [Registration Statement
                        No. 2-85238, Exhibit 3.3]
         3.4            Amended and Restated Certificate of Incorporation of the
                        Company, as filed April 1, 1996 [Registration Statement
                        No. 33-64641, Post-Effective Amendment No. 1, Exhibit 3.4]
         3.5            Certificate of Amendment to the Amended and Restated
                        Certificate of Incorporation of the Company, as filed
                        August 8, 2001 [Form 10-Q, quarter ended June 30, 2001, File
                        No. 1-8533, Exhibit 3.9]
         3.6            By-laws of the Company as amended to November 7, 1994
                        [Form 10-K, fiscal year ended March 31, 1995, File
                        No. 1-8533, Exhibit 3.4]
         3.7            Amendment to the By-Laws of the Registrant, as adopted by
                        resolution of the Registrant's Stockholders on August 9,
                        2000 [Post-Effective Amendment No. 2 on Form S-3 to
                        Form S-4, filed August 7, 2001, File No. 1-8533,
                        Exhibit 4.3]
         3.8            Certificate of Amendment of the Certificate of Incorporation
                        of Precision Echo Acquisition Corp., as filed March 10, 1995
                        [Form 10-K, fiscal year ended March 31, 1995, File
                        No. 1-8533, Exhibit 3.5]
         3.9            Form of Advance Notice By-Laws of the Company [Form 10-Q,
                        quarter ended December 31, 1995, File No. 1-8533,
                        Exhibit 3]
         3.10           Amended and Restated By-Laws of the Company, as of April 1,
                        1996 [Registration Statement No. 33-64641, Post-Effective
                        Amendment No. 1, Exhibit 3.8]
         4.1            Registration Rights Agreement, dated as of September 22,
                        1995 between the Company and Forum Capital Markets L.P.
                        [Registration Statement No. 33-64641, Amendment No. 1,
                        Exhibit 4.3]
         4.2            Amendment to the Warrant Agreement, dated as of
                        February 18, 1999, among NAI, Continental Stock Transfer &
                        Trust Company and American Stock Transfer & Trust Company
                        [Post-Effective Amendment No. 2 on Form S-3 to S-4, filed
                        August 7, 2001, File No. 1-8533, Exhibit 4.8]
         4.3            Amended and Restated Warrant Agreement, dated as of June 8,
                        2001, between the Registrant and Mellon Investor Services
                        LLC [Post-Effective Amendment No. 2 on Forms S-3 to S-4,
                        filed August 7, 2001, File No. 1-8533, Exhibit 4.9]
         5.1            Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP
        10.1            1991 Stock Option Plan of the Company [Registration
                        Statement No. 33-42886, Exhibit 28.1]
        10.2            1996 Omnibus Plan of the Company [Registration Statement
                        No. 333-14487, Exhibit 99.1]
        10.3            Joint Venture Agreement, dated as of November 3, 1993, by
                        and between DRS Systems Management Corporation and Laurel
                        Technologies, Inc. [Form 10-Q, quarter ended December 31,
                        1993, File No. 1-8533, Exhibit 6(a)(3)]

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
        10.4            Waiver Letter, dated as of December 13, 1993 by and between
                        DRS Systems Management Corporation and Laurel Technologies,
                        Inc. [Form 10-Q, quarter ended December 31, 1993, File
                        No. 1-8533, Exhibit 6(a)(4)]
        10.5            Partnership Agreement, dated December 31, 1993, by and
                        between DRS Systems Management Corporation and Laurel
                        Technologies, Inc. [Form 10-Q, quarter ended December 31,
                        1993, File No. 1-8533, Exhibit 6(a)(5)]
        10.6            Employment, Non-Competition and Termination Agreement, dated
                        July 20, 1994, between Diagnostic/Retrieval Systems, Inc.
                        and David E. Gross [Form 10-Q, quarter ended June 30, 1994,
                        File No. 1-8533, Exhibit 1]
        10.7            Asset Purchase Agreement, dated October 28, 1994,
                        Acquisition by PE Acquisition Corp. a subsidiary of
                        Precision Echo, Inc. of all of the Assets of Ahead
                        Technology Corporation [Form 10-Q, quarter ended
                        December 31, 1994, File No. 1-8533, Exhibit 1]
        10.8            Amendment to Agreement for Acquisition of Assets, dated
                        July 5, 1995, between Photronics Corp. and Opto Mechanik,
                        Inc. [Form 8-K, Amendment No. 1, July 5, 1995, File
                        No. 1-8533, Exhibit 1]
        10.9            Asset Purchase Agreement, dated as of February 9, 1996, by and among Mag-Head Engineering, Company, Inc. and Ahead
                        Technology Acquisition Corporation, a subsidiary of
                        Precision Echo, Inc. [Registration Statement No. 33-64641,
                        Post-Effective Amendment No. 1, Exhibit 10.93]
        10.10           Asset Purchase Agreement, dated June 17, 1996, by and among
                        Vikron, Inc., Northland Aluminum, Inc., Ahead Wisconsin
                        Acquisition Corporation, a third-tier subsidiary of the
                        Company, and Ahead Technology, Inc., a second-tier
                        subsidiary of the Company [Form 10-K, fiscal year ended
                        March 31, 1997, File No. 1-8533, Exhibit 10.99]
        10.11           Agreement and Plan of Merger, dated September 30, 1996, by and among PTI Acquisition Corp., a subsidiary of the
                        Company, Pacific Technologies, Inc., David A. Leedom, Karen
                        A. Mason, Robert T. Miller, Carl S. Ito and Barry S. Kindig
                        [Form 10-K, fiscal year ended March 31, 1997, File
                        No. 1-8533, Exhibit 10.101]
        10.12           Asset Purchase Agreement, dated October 22, 1996, by and
                        among Ahead Technology, Inc., a second-tier subsidiary of
                        the Company, Nortronics Acquisition Corporation, a
                        third-tier subsidiary of the Company, Nortronics Company,
                        Inc., Alan Kronfeld, Thomas Philipich and Robert Liston
                        [Form 10-K, fiscal year ended March 31, 1997, File
                        No. 1-8533, Exhibit 10.102]
        10.13           Purchase Agreement, dated as of September 19, 1997, between
                        DRS Technologies, Inc. and Spar Aerospace Limited.
                        [Form 8-K, October 27, 1997, File No. 1-8533, Exhibit 1]
        10.14           Asset Purchase Agreement, dated July 28, 1998, by and among the Company, Raytheon TI Systems, Inc., Raytheon Company and
                        Raytheon Systems Georgia, Inc. [Form 8-K, November 4, 1998,
                        File No. 1-8533, Exhibit 1]
        10.15           Letter Amendment by and among the Company, Raytheon TI
                        Systems, Inc., Raytheon Company and Raytheon Systems
                        Georgia, Inc., dated October 20, 1998, amending the Asset
                        Purchase Agreement. [Form 8-K, November 4, 1998, File
                        No. 1-8533, Exhibit 2]
        10.16           Amended and Restated Revolving Credit Loan and Term Loan
                        Agreement, dated October 20, 1998, by and among the Company,
                        DRS Technologies Canada Company, DRS Technologies Canada,
                        Inc., DRS EO, Inc., DRS FPA, L.P. and Mellon Bank, N.A.
                        [Form 8-K, November 4, 1998, File No. 1-8533, Exhibit 3]
        10.17           Agreement and Plan of Merger dated August 26, 1998, as
                        amended, among DRS Technologies, Inc., DRS Merger Sub, Inc.
                        and NAI Technologies, Inc. [Registration Statement
                        No. 333-69751, Post Effective Amendment No. 1,
                        Exhibit 2.1]).
        10.18           Amendment to Agreement and Plan of Merger, dated
                        February 17, 1999, among DRS Technologies, Inc., DRS Merger
                        Sub, Inc. and NAI Technologies, Inc. [Form 8-K, March 5,
                        1999, File No. 1-8533, Exhibit 2]

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
        10.19           1991 Stock Option Plan of NAI Technologies, Inc.
                        Registration Statement No. 333-69751, Post Effective
                        Amendment No. 1 on Form S-8, Exhibit 4.4]
        10.20           1993 Stock Option Plan for Directors of NAI Technologies,
                        Inc. Registration Statement No. 333-69751, Post Effective
                        Amendment No. 1 on Form S-8, Exhibit 4.5]
        10.21           1996 Stock Option Plan of NAI Technologies, Inc.
                        Registration Statement No. 333-69751, Post Effective
                        Amendment No. 1 on Form S-8, Exhibit 4.6]
        10.22           Employment Agreement, dated as of November 20, 1996, by and between the Company and Mark S. Newman [Form 10-K, fiscal
                        year ended March 31, 1999, File No. 1-8533, Exhibit 10.47]
        10.23           Employment Agreement, dated as of April 30, 1997, by and
                        between the Company and Nina Laserson Dunn [Form 10-K,
                        fiscal year ended March 31, 1999, File No. 1-8533,
                        Exhibit 10.48]
        10.24           Employment Agreement, dated as of February 19, 1999, by and between the Company and Richard A. Schneider [Form 10-K,
                        fiscal year ended March 31, 1999, File No. 1-8533,
                        Exhibit 10.49]
        10.25           Subcontract No. 483901(D), dated June 24, 1994, under
                        Contract No. N00024-94-D-5204, between the Company and
                        Unisys Corporation Government Systems Group [Form 10-K,
                        fiscal year ended March 31, 1995, File No. 1-8533,
                        Exhibit 10.37]
        10.26           Purchase Order No. 10606321 1, dated October 28, 1998,
                        between the Company and Raytheon TI Systems, Inc.
                        [Form 10-K, fiscal year ended March 31, 2001, File
                        No. 1-8533, Exhibit 10.26]
        10.27           Contract DAAH01-97-C-0390, dated September 24, 1997, between
                        Hughes Georgia, Inc. and the U.S. Army [Form 10-K, fiscal
                        year ended March 31, 2001, File No. 1-8533, Exhibit 10.27]
        10.28           Modification P00001, dated January 16, 1998, to Contract
                        DAAH01-97-C-0390 [Form 10-K, fiscal year ended March 31,
                        2001, File No. 1-8533, Exhibit 10.28]
        10.29           Modification P00008, dated October 30, 1998, to Contract
                        DAAH01-97-C-0390 [Form 10-K, fiscal year ended March 31,
                        2001, File No. 1-8533, Exhibit 10.29]
        10.30           Contract DAAB07-97-C-J430, dated April 1, 1997, between
                        Hughes Aircraft Co. and the U.S. Army [Form 10-K, fiscal
                        year ended March 31, 2001, File No. 1-8533, Exhibit 10.30]
        10.31           Modification P00037, dated March 31, 1999, to
                        Contract DAAB07-97-C-J430. [Form 10-K, fiscal year ended
                        March 31, 2001, File No. 1-8533, Exhibit 10.31]
        10.32           First Amendment and Modification Agreement, dated
                        August 15, 1999, by and among the Company, DRS Technologies
                        Canada Company, DRS Technologies Canada, Inc., DRS Sensor
                        Systems, Inc., formerly known as "DRS EO, Inc.", and
                        DRS Infrared Technologies, LP, formerly known as
                        "DRS FPA, L.P." and Mellon Bank, N.A. as the Agent and
                        Lender [Form 10-K, Fiscal Year ended March 31, 2000, File
                        No. 1-8533, Exhibit 10.32]
        10.33           Second Amendment and Modification Agreement, dated
                        February 4, 2000, by and among the Company, DRS Technologies
                        Canada Company, DRS Technologies Canada, Inc., DRS Sensor
                        Systems, Inc., formerly known as "DRS EO, Inc.", and
                        DRS Infrared Technologies, LP, formerly known as
                        "DRS FPA, L.P." and Mellon Bank, N.A. as the Agent and
                        Lender [Form 10-K, Fiscal Year ended March 31, 2000, File
                        No. 1-8533, Exhibit 10.33]
        10.34           Asset Purchase Agreement, dated June 12, 2000, by and
                        between DRS Technologies, Inc. and General Atronics
                        Corporation [Form 10-K, Fiscal Year ended March 31, 2001,
                        File No. 1-8533, Exhibit 10.34]
        10.35           Employment Agreement, dated as of August 9, 2000, by and
                        between the Company and Paul G. Casner, Jr. [Form 10-K,
                        Fiscal Year ended March 31, 2001, File No. 1-8533,
                        Exhibit 10.35]
        10.36           Asset Purchase Agreement, dated as of August 3, 2001,
                        between DRS Technologies, Inc. and The Boeing Company
                        [Form 8-K, October 12, 2001, File No. 1-8533, Exhibit 1]

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
        10.37           Credit Agreement, dated as of September 28, 2001, by and
                        among DRS Technologies, Inc. and First Union National Bank
                        [Form 8-K, October 12, 2001, File No. 1-8533, Exhibit 2]
        21              List of subsidiaries of the Company as of March 31, 2001
                        [Form 10-K, Fiscal Year ended March 31, 2001, File
                        No. 1-8533, Exhibit 21]
       +23.1            Consent of KPMG LLP
       +23.2            Consent of Deloitte & Touche LLP
        23.3            Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5.1)
       +23.4            Power of Attorney


------------------------

*   To be filed by amendment.

+   Previously filed.

ITEM 17. UNDERTAKINGS.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

(h) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(i) The undersigned registrant hereby undertakes that:

    (1) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective

    (2) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Parsippany, in the state of New Jersey, on December 11, 2001.



                                                       DRS TECHNOLOGIES, INC.

                                                       By:  /s/ NINA LASERSON DUNN
                                                            -----------------------------------------
                                                            Name: Nina Laserson Dunn
                                                            Title: Executive Vice President,
                                                            General Counsel and Secretary


    Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.


                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                          *                            Chairman of the Board,
     -------------------------------------------         President, Chief Executive    December 11,
                   Mark S. Newman                        Officer and Director              2001

                                                       Executive Vice President,
                          *                              Chief Financial Officer
     -------------------------------------------         and Treasurer (Principal      December 11,
                Richard A. Schneider                     Financial and Accounting          2001
                                                         Officer)

                          *
     -------------------------------------------       Director                        December 11,
                      Ira Albom                                                            2001

                          *
     -------------------------------------------       Director                        December 11,
                  Donald C. Fraser                                                         2001

                          *
     -------------------------------------------       Director                        December 11,
                 William F. Heitmann                                                       2001

                          *
     -------------------------------------------       Director                        December 11,
                 Steven S. Honigman                                                        2001

                        NAME                                      TITLE                    DATE
                        ----                                      -----                    ----
                          *
     -------------------------------------------       Director                        December 11,
                  C. Shelton James                                                         2001

                          *
     -------------------------------------------       Director                        December 11,
                   Mark N. Kaplan                                                          2001

                          *
     -------------------------------------------       Director                        December 11,
          Stuart F. Platt, RADM, USN (Ret.)                                                2001

                          *
     -------------------------------------------       Director                        December 11,
        General Dennis J. Reimer, USA (Ret.)                                               2001

                          *
     -------------------------------------------       Director                        December 11,
                    Eric J. Rosen                                                          2001


*By:         /s/ NINA LASERSON DUNN
      ------------------------------------
                Attorney in Fact

                                 EXHIBIT INDEX


     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
          1.1           Form of Underwriting Agreement

          3.1           Restated Certificate of Incorporation of the Company
                        [Registration Statement No. 2-70062-NY, Amendment No. 1,
                        Exhibit 2(a)]

          3.2           Certificate of Amendment of the Restated Certificate of
                        Incorporation of the Company, as filed July 7, 1983
                        [Registration Statement on Form 8-A of the Company, dated
                        July 13, 1983, Exhibit 2.2]

          3.3           Composite copy of the Restated Certificate of Incorporation of the Company, as amended [Registration Statement
                        No. 2-85238, Exhibit 3.3]

          3.4           Amended and Restated Certificate of Incorporation of the
                        Company, as filed April 1, 1996 [Registration Statement
                        No. 33-64641, Post-Effective Amendment No. 1, Exhibit 3.4]

          3.5           Certificate of Amendment to the Amended and Restated
                        Certificate of Incorporation of the Company, as filed
                        August 8, 2001 [Form 10-Q, quarter ended June 30, 2001, File
                        No. 1-8533, Exhibit 3.9]

          3.6           By-laws of the Company as amended to November 7, 1994
                        [Form 10-K, fiscal year ended March 31, 1995, File
                        No. 1-8533, Exhibit 3.4]

          3.7 Amendment to the By-Laws of the Registrant, as adopted by resolution of the Registrant's Stockholders on August 9, 2000 [Post-Effective Amendment No. 2 on Form S-3 to
                        Form S-4, filed August 7, 2001, File No. 1-8533,
                        Exhibit 4.3]

          3.8           Certificate of Amendment of the Certificate of Incorporation
                        of Precision Echo Acquisition Corp., as filed March 10, 1995
                        [Form 10-K, fiscal year ended March 31, 1995, File
                        No. 1-8533, Exhibit 3.5]

          3.9 Form of Advance Notice By-Laws of the Company [Form 10-Q, quarter ended December 31, 1995, File No. 1-8533,
                        Exhibit 3]

          3.10          Amended and Restated By-Laws of the Company, as of April 1,
                        1996 [Registration Statement No. 33-64641, Post-Effective
                        Amendment No. 1, Exhibit 3.8]

          4.1           Registration Rights Agreement, dated as of September 22,
                        1995 between the Company and Forum Capital Markets L.P.
                        [Registration Statement No. 33-64641, Amendment No. 1,
                        Exhibit 4.3]

          4.2 Amendment to the Warrant Agreement, dated as of February 18, 1999, among NAI, Continental Stock Transfer &
                        Trust Company and American Stock Transfer & Trust Company
                        [Post-Effective Amendment No. 2 on Form S-3 to S-4, filed
                        August 7, 2001, File No. 1-8533, Exhibit 4.8]

          4.3           Amended and Restated Warrant Agreement, dated as of June 8,
                        2001, between the Registrant and Mellon Investor Services
                        LLC [Post-Effective Amendment No. 2 on Form S-3 to S-4,
                        filed August 7, 2001, File No. 1-8533, Exhibit 4.9]

          5.1           Form of Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

         10.1           1991 Stock Option Plan of the Company [Registration
                        Statement No. 33-42886, Exhibit 28.1]

         10.2           1996 Omnibus Plan of the Company [Registration Statement
                        No. 333-14487, Exhibit 99.1]

         10.3 Joint Venture Agreement, dated as of November 3, 1993, by and between DRS Systems Management Corporation and Laurel
                        Technologies, Inc. [Form 10-Q, quarter ended December 31,
                        1993, File No. 1-8533, Exhibit 6(a)(3)]

         10.4           Waiver Letter, dated as of December 13, 1993 by and between
                        DRS Systems Management Corporation and Laurel Technologies,
                        Inc. [Form 10-Q, quarter ended December 31, 1993, File
                        No. 1-8533, Exhibit 6(a)(4)]

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
         10.5           Partnership Agreement, dated December 31, 1993, by and
                        between DRS Systems Management Corporation and Laurel
                        Technologies, Inc. [Form 10-Q, quarter ended December 31,
                        1993, File No. 1-8533, Exhibit 6(a)(5)]

         10.6           Employment, Non-Competition and Termination Agreement, dated
                        July 20, 1994, between Diagnostic/Retrieval Systems, Inc.
                        and David E. Gross [Form 10-Q, quarter ended June 30, 1994,
                        File No. 1-8533, Exhibit 1]

         10.7           Asset Purchase Agreement, dated October 28, 1994,
                        Acquisition by PE Acquisition Corp. a subsidiary of Precision Echo, Inc. of all of the Assets of Ahead
                        Technology Corporation [Form 10-Q, quarter ended
                        December 31, 1994, File No. 1-8533, Exhibit 1]

         10.8           Amendment to Agreement for Acquisition of Assets, dated
                        July 5, 1995, between Photronics Corp. and Opto Mechanik,
                        Inc. [Form 8-K, Amendment No. 1, July 5, 1995, File
                        No. 1-8533, Exhibit 1]

         10.9 Asset Purchase Agreement, dated as of February 9, 1996, by and among Mag-Head Engineering, Company, Inc. and Ahead
                        Technology Acquisition Corporation, a subsidiary of Precision Echo, Inc. [Registration Statement No. 33-64641,
                        Post-Effective Amendment No. 1, Exhibit 10.93]

         10.10          Asset Purchase Agreement, dated June 17, 1996, by and among
                        Vikron, Inc., Northland Aluminum, Inc., Ahead Wisconsin
                        Acquisition Corporation, a third-tier subsidiary of the
                        Company, and Ahead Technology, Inc., a second-tier
                        subsidiary of the Company [Form 10-K, fiscal year ended
                        March 31, 1997, File No. 1-8533, Exhibit 10.99]

         10.11          Agreement and Plan of Merger, dated September 30, 1996, by and among PTI Acquisition Corp., a subsidiary of the
                        Company, Pacific Technologies, Inc., David A. Leedom, Karen
                        A. Mason, Robert T. Miller, Carl S. Ito and Barry S. Kindig
                        [Form 10-K, fiscal year ended March 31, 1997, File
                        No. 1-8533, Exhibit 10.101]

         10.12 Asset Purchase Agreement, dated October 22, 1996, by and among Ahead Technology, Inc., a second-tier subsidiary of the Company, Nortronics Acquisition Corporation, a third-tier subsidiary of the Company, Nortronics Company, Inc., Alan Kronfeld, Thomas Philipich and Robert Liston
                        [Form 10-K, fiscal year ended March 31, 1997, File
                        No. 1-8533, Exhibit 10.102]

         10.13          Purchase Agreement, dated as of September 19, 1997, between
                        DRS Technologies, Inc. and Spar Aerospace Limited.
                        [Form 8-K, October 27, 1997, File No. 1-8533, Exhibit 1]

         10.14          Asset Purchase Agreement, dated July 28, 1998, by and among the Company, Raytheon TI Systems, Inc., Raytheon Company and
                        Raytheon Systems Georgia, Inc. [Form 8-K, November 4, 1998,
                        File No. 1-8533, Exhibit 1]

         10.15          Letter Amendment by and among the Company, Raytheon TI
                        Systems, Inc., Raytheon Company and Raytheon Systems
                        Georgia, Inc., dated October 20, 1998, amending the Asset
                        Purchase Agreement. [Form 8-K, November 4, 1998, File
                        No. 1-8533, Exhibit 2]

         10.16          Amended and Restated Revolving Credit Loan and Term Loan
                        Agreement, dated October 20, 1998, by and among the Company,
                        DRS Technologies Canada Company, DRS Technologies Canada,
                        Inc., DRS EO, Inc., DRS FPA, L.P. and Mellon Bank, N.A.
                        [Form 8-K, November 4, 1998, File No. 1-8533, Exhibit 3]

         10.17          Agreement and Plan of Merger dated August 26, 1998, as
                        amended, among DRS Technologies, Inc., DRS Merger Sub, Inc.
                        and NAI Technologies, Inc. [Registration Statement
                        No. 333-69751, Post Effective Amendment No. 1,
                        Exhibit 2.1]).

         10.18          Amendment to Agreement and Plan of Merger, dated
                        February 17, 1999, among DRS Technologies, Inc., DRS Merger
                        Sub, Inc. and NAI Technologies, Inc. [Form 8-K, March 5,
                        1999, File No. 1-8533, Exhibit 2]

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
         10.19          1991 Stock Option Plan of NAI Technologies, Inc.
                        Registration Statement No. 333-69751, Post Effective
                        Amendment No. 1 on Form S-8, Exhibit 4.4]

         10.20          1993 Stock Option Plan for Directors of NAI Technologies,
                        Inc. Registration Statement No. 333-69751, Post Effective
                        Amendment No. 1 on Form S-8, Exhibit 4.5]

         10.21          1996 Stock Option Plan of NAI Technologies, Inc.
                        Registration Statement No. 333-69751, Post Effective
                        Amendment No. 1 on Form S-8, Exhibit 4.6]

         10.22          Employment Agreement, dated as of November 20, 1996, by and between the Company and Mark S. Newman [Form 10-K, fiscal
                        year ended March 31, 1999, File No. 1-8533, Exhibit 10.47]

         10.23 Employment Agreement, dated as of April 30, 1997, by and between the Company and Nina Laserson Dunn [Form 10-K, fiscal year ended March 31, 1999, File No. 1-8533,
                        Exhibit 10.48]

         10.24          Employment Agreement, dated as of February 19, 1999, by and between the Company and Richard A. Schneider [Form 10-K,
                        fiscal year ended March 31, 1999, File No. 1-8533,
                        Exhibit 10.49]

         10.25          Subcontract No. 483901(D), dated June 24, 1994, under
                        Contract No. N00024-94-D-5204, between the Company and
                        Unisys Corporation Government Systems Group [Form 10-K, fiscal year ended March 31, 1995, File No. 1-8533,
                        Exhibit 10.37]

         10.26 Purchase Order No. 10606321 1, dated October 28, 1998, between the Company and Raytheon TI Systems, Inc.
                        [Form 10-K, fiscal year ended March 31, 2001, File
                        No. 1-8533, Exhibit 10.26]

         10.27          Contract DAAH01-97-C-0390, dated September 24, 1997, between
                        Hughes Georgia, Inc. and the U.S. Army [Form 10-K, fiscal
                        year ended March 31, 2001, File No. 1-8533, Exhibit 10.27]

         10.28          Modification P00001, dated January 16, 1998, to Contract
                        DAAH01-97-C-0390 [Form 10-K, fiscal year ended March 31,
                        2001, File No. 1-8533, Exhibit 10.28]

         10.29          Modification P00008, dated October 30, 1998, to Contract
                        DAAH01-97-C-0390 [Form 10-K, fiscal year ended March 31,
                        2001, File No. 1-8533, Exhibit 10.29]

         10.30          Contract DAAB07-97-C-J430, dated April 1, 1997, between
                        Hughes Aircraft Co. and the U.S. Army [Form 10-K, fiscal year ended March 31, 2001, File No. 1-8533, Exhibit 10.30]

         10.31          Modification P00037, dated March 31, 1999, to
                        Contract DAAB07-97-C-J430. [Form 10-K, fiscal year ended
                        March 31, 2001, File No. 1-8533, Exhibit 10.31]

         10.32          First Amendment and Modification Agreement, dated
                        August 15, 1999, by and among the Company, DRS Technologies
                        Canada Company, DRS Technologies Canada, Inc., DRS Sensor
                        Systems, Inc., formerly known as "DRS EO, Inc.", and
                        DRS Infrared Technologies, LP, formerly known as
                        "DRS FPA, L.P." and Mellon Bank, N.A. as the Agent and
                        Lender [Form 10-K, Fiscal Year ended March 31, 2000, File
                        No. 1-8533, Exhibit 10.32]

         10.33          Second Amendment and Modification Agreement, dated
                        February 4, 2000, by and among the Company, DRS Technologies
                        Canada Company, DRS Technologies Canada, Inc., DRS Sensor
                        Systems, Inc., formerly known as "DRS EO, Inc.", and
                        DRS Infrared Technologies, LP, formerly known as
                        "DRS FPA, L.P." and Mellon Bank, N.A. as the Agent and
                        Lender [Form 10-K, Fiscal Year ended March 31, 2000, File
                        No. 1-8533, Exhibit 10.33]

         10.34 Asset Purchase Agreement, dated June 12, 2000, by and between DRS Technologies, Inc. and General Atronics
                        Corporation [Form 10-K, Fiscal Year ended March 31, 2001,
                        File No. 1-8533, Exhibit 10.34]

     EXHIBIT NO.        DESCRIPTION
---------------------   -----------
         10.35          Employment Agreement, dated as of August 9, 2000, by and
                        between the Company and Paul G. Casner, Jr. [Form 10-K,
                        Fiscal Year ended March 31, 2001, File No. 1-8533,
                        Exhibit 10.35]

         10.36 Asset Purchase Agreement, dated as of August 3, 2001, between DRS Technologies, Inc. and The Boeing Company
                        [Form 8-K, October 12, 2001, File No. 1-8533, Exhibit 1]

         10.37 Credit Agreement, dated as of September 28, 2001, by and among DRS Technologies, Inc. and First Union National Bank
                        [Form 8-K, October 12, 2001, File No. 1-8533, Exhibit 2]

         21             List of subsidiaries of the Company as of March 31, 2001
                        [Form 10-K, Fiscal Year ended March 31, 2001, File
                        No. 1-8533, Exhibit 21]

        +23.1           Consent of KPMG LLP

        +23.2           Consent of Deloitte & Touche LLP

         23.3           Consent of Skadden, Arps, Slate, Meagher & Flom LLP
                        (included in Exhibit 5.1)

        +23.4           Power of Attorney


------------------------

*   To be filed by amendment.

+   Previously filed